UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 23, 2007
                                                         ----------------

                               ENZO BIOCHEM, INC.
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               (Exact Name of Company as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

    001-09974                                              13-2866202
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  (Commission File Number)                    (IRS Employer Identification No.)

 527 MADISON AVENUE
 NEW YORK, NEW YORK                                          10022
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 583-0100
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               (Company's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On January 23, 2007, Mr. Stephen B. H. Kent was elected to the Board of Directors of Enzo Biochem, Inc. (the "Company") as a Class II Director, effective immediately.

     Also on January 23, 2007, shareholders at the Company's annual meeting elected Messrs. Shahram K. Rabbani and Irwin C. Gerson as Class I directors. Mr. Shahram K. Rabbani voluntarily stepped down on January 23, 2007 as Chief Operating Officer of the Company to devote more time to his activities as President of Enzo Clinical Labs. He will continue to serve as the Treasurer, the Secretary and a member of the Board of Directors of the Company.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               ENZO BIOCHEM, INC.


Date: January 25, 2007       By: /s/ Elazar Rabbani
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                                Name:  Dr. Elazar Rabbani, Ph. D.
                                Title: Chairman of the Board and Chief Executive
                                       Officer